SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



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                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                 (the "Company")
                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

        2)     Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is to calculated and state how it was determined. to

         ---------------------------------------------------------------

        4)     Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

        5)     Total Fee Paid:

         ---------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

         --------------------------------------------------------------



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        2)     Form, Schedule or Registration Statement No.:

         --------------------------------------------------------------

        3)     Filing Party:

         --------------------------------------------------------------

        4)     Date Filed:

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                            [Letterhead of OFFITBANK]

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

Dear Client:

As you may know, OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK ("OFFITBANK"), has entered into a merger agreement pursuant to which OFFITBANK will merge into Wachovia Corporation ("Wachovia"). Wachovia is one of the leading banks in the United States, with a notable presence in the Southeast and a national and international client base. The merger of OFFITBANK with Wachovia will provide our clients the benefit of a broader base of resources and products, as well as the long-term continuity which is critical for trust and estate services. Most importantly, OFFITBANK will continue to operate under our own name as a distinct Wachovia company, providing wealth management services in precisely the same manner as we have for fifteen years.

In order to complete this merger and to provide continuity of investment advisory services to The OFFITBANK Variable Insurance Fund, Inc. you are being asked to approve a new advisory agreement between your fund and OFFITBANK and to elect an additional independent director of the Funds. The new agreement is essentially identical to the current advisory agreement. It is necessary to approve a new agreement because under the Investment Company Act of 1940 the merger will result in the automatic termination of the Investment Advisory Agreements between The OFFITBANK Variable Insurance Fund, Inc. and OFFITBANK.

Please be assured that there is no increase to the advisory fee rates in the proposed advisory agreements. The Board of Directors has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well.

The following information is designed to answer your questions and help you cast your proxy as a shareholder of the Funds, and is being provided as a supplement to, not a substitute for, your proxy materials which, I urge you to carefully review. If you have any questions, please do not hesitate to call me or any of my colleagues.

        Q.     I may have received multiple proxy cards, why?

        A.     Unfortunately,   regulations  require  that  a  proxy  ballot  be
               completed separately for each Fund account. We apologize for the inconvenience.

        Q.     Why are the Proposals being recommended?

        A. As required under the Investment Company Act of 1940, consummation of the merger will cause the automatic termination of the advisory agreements between The OFFITBANK Variable Insurance Fund, Inc. and OFFITBANK. Therefore, in order to ensure continuity in the management of the Funds, shareholders are being asked to approve new advisory agreements between the Funds and OFFITBANK.



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        Q.     How will the fees and expenses of the Funds be affected?

        A.     The  annual  rate  of  the   contractual   investment   advisory,
               administrative and distribution fees applicable to each Fund will remain the same.

        Q.     As a shareholder, what do I need to do?

        A. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope by July 16, 1999.

                                            Sincerely,


                                            Morris W. Offit
                                            President


YOUR VOTE IS IMPORTANT. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope. If you own shares in more than one Fund, you will receive a proxy card for each of your Funds. Please vote and return EACH proxy card you receive. EVERY VOTE COUNTS. If you have any questions, please call Vincent Rella or Michael Kagan at 1-800-829-6976.



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                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                 (the "Company")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on July 30, 1999

        NOTICE IS HEREBY GIVEN that a special meeting of shareholders of THE OFFITBANK VARIABLE INSURANCE FUND, INC. (the "Company") will be held at the offices of OFFITBANK, 520 Madison Avenue, New York, New York 10022, on July 30, 1999 at 10:00 a.m., Eastern Time, to consider and vote on the following matters:

        1. To approve a new investment advisory agreement between the Company and OFFITBANK, to become effective upon the closing of the proposed merger of OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK, with the Wachovia Corporation. No fee increase is proposed;

        2. To elect a director to serve until his successor is duly elected and shall qualify;

        3. For OFFITBANK VIF-U.S. Small Cap Fund shareholders only, to approve or disapprove a new investment management agreement between OFFITBANK, The OFFITBANK Variable Insurance Fund, Inc. and Rockefeller & Co., Inc. to become effective upon the closing of the proposed merger of OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK, with the Wachovia
               Corporation.  No fee increase is proposed; and

        4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

         Shareholders of record at the close of business on June 24, 1999 are entitled to vote at this meeting or any adjournment thereof.

                                        By order of the Board of Directors,

                                        /s/  Mr. Wallace Mathai-Davis
                                        Secretary

IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE SPECIAL MEETING MAY BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.



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                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                 (the "Company")

                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on July 30, 1999

                           ---------------------------

                                 PROXY STATEMENT
                           ---------------------------


        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (also referred to as the "Board" or the "Directors") of The OFFITBANK Variable Insurance Fund, Inc. (the "Company") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about June 30, 1999.

        The purpose of the meeting is to consider the approval of any investment advisory agreements between OFFITBANK (the "Adviser") and the Company as a result of a proposed transaction whereby the Adviser's parent company, OFFITBANK Holdings, Inc., will merge with the Wachovia Corporation ("Wachovia"), and the Adviser will become a distinct Wachovia company. Upon completion of such transaction, it is anticipated that the Adviser will continue to carry on its business with its current management at its current location. Shareholders are also being asked to elect a new director, subject to consummation of the proposed transaction.

        A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Company an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

        In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Adviser without cost to the Adviser. Such solicitation may be by telephone, facsimile or otherwise. The Adviser will reimburse insurance companies, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owner of shares held of record by such persons.

Outstanding Shares and Voting Requirements

        The Board of Directors has fixed the close of business on June 24, 1999 as the record date for the determination of shareholders entitled to vote at the special meeting of shareholders or any adjournment thereof. The Company is composed of five separate funds, the OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, OFFITBANK



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

VIF-Total Return Fund, OFFITBANK VIF-U.S. Government Securities Fund, and OFFITBANK VIF-U.S. Small Cap Fund, (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Company's shares. The Fund offers two classes of shares, Select Shares and Advisor Shares. As of the record date there were 7,724,341.03 shares of beneficial interest, no par value, of the Company outstanding, comprised of 4,867,168.72 shares of the OFFITBANK VIF-High Yield Fund, 776,992.31 shares of the OFFITBANK VIF-Emerging Markets Fund, 121,991.13 shares of the OFFITBANK VIF-Total Return Fund, 1,663,116.96 shares of the OFFITBANK VIF-U.S. Government Securities Fund, and 110,759.70 shares of the OFFITBANK VIF-U.S. Small Cap Fund. All full shares of the Company are entitled to one vote, with proportionate voting for fractional shares.

        As of the record date, the officers and Directors of the Company beneficially owned less than 1% of the shares of each Fund. As of the record date, certain persons owned of record 5% or more of the outstanding shares of certain Funds. Additional information relating to such persons is included under the section "Additional Information" herein.

Description of Voting

        The Company is used exclusively as the underlying investment for certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by Participating Companies. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Participating Companies will solicit voting instructions from Contract and Policy owners with respect to matters to be acted upon at the meeting. All shares of the Company held by Participating Companies will be voted by Participating Companies in accordance with voting instructions received from Contract and Policy owners. Participating Companies will vote all shares which they are entitled to vote in the same proportion as the votes cast by Contract and Policy owners on the issues presented, including shares which are attributable to Participating Companies' interest in the Company. Participating Companies have fixed the close of business on July 16, 1999 as the last day for which voting instructions will be accepted.

        Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of each relevant Fund. Approval of Proposal 3 requires the vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of only the OFFITBANK VIF-U.S. Small Cap Fund. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding shares present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of a Fund, whichever is less. Approval of Proposal 2 requires a plurality of all of the votes cast at the meeting by the shareholders of the Company.

        If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the


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

proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received which voted in favor of the proposal in favor of such an adjournment and will vote those proxies received which voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                             MATTERS TO BE ACTED ON

                                 PROPOSAL NO. 1
                      APPROVAL OF NEW MANAGEMENT AGREEMENT

        TERMS OF THE MERGER. Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated May 13, 1999, between OFFITBANK Holdings, Inc. and the Wachovia Corporation ("Wachovia"), Wachovia has agreed to acquire all of the outstanding common stock of OFFIT Holdings, Inc. in exchange for newly issued common stock of Wachovia through a merger transaction (the "Merger"). OFFITBANK (the "Adviser") is a wholly-owned subsidiary of OFFIT Holdings, Inc. As a result of the Merger, the Adviser will become a wholly-owned, direct subsidiary of Wachovia. The value of the common stock to be issued in the Merger will depend upon the trading price of Wachovia at the time of the Merger and the formula for exchange noted in the Merger Agreement.

        The consummation of the Merger is subject to the satisfaction of various conditions, including, but not limited to, soliciting shareholder approval of new investment advisory agreements for the Funds; ensuring that composition of the Company's Board of Directors is in compliance with Section 15(f) of the 1940 Act; receipt by the parties of certain tax opinions; receipt by the parties of all necessary approvals and authorizations from governmental or self-regulatory authorities; and the receipt of all necessary consents or approvals of all persons or entities other than governmental authorities. After the consummation of the Merger, it is expected that the Adviser will continue to operate with substantially the same investment personnel and officers. In addition, no changes in the Adviser's method of operation, or the location where it conducts its principal business, are contemplated.

        Under the 1940 Act, a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The Merger constitutes a "change of control" of the Adviser for purposes of the 1940 Act and will cause the "assignment" and resulting termination of the present advisory agreements.



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Accordingly,  the Board of Directors recommends that the new investment advisory agreement (the "New Management Agreement") between the Company and the Adviser, on behalf of each Fund, be approved by shareholders of the applicable Fund.
Section 15 of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of
control,  or  any  express  or  implied  terms,   conditions  or  understandings
applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Merger.

        The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Company's Board of Directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. No interested person of the Adviser within the meaning of the 1940 Act will serve on the Board of Directors of the Company during such period if such service would cause this condition to be violated.

        PRESENT MANAGEMENT AGREEMENT. The Adviser currently provides investment advisory services to the Funds pursuant to investment advisory agreement dated March 1, 1995 (the "Present Management Agreement") with respect to the OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, OFFITBANK VIF-Total Return Fund, OFFITBANK VIF-U.S. Government Securities Fund, and OFFITBANK VIF-U.S. Small Cap Fund. The Present Management Agreement was last approved by the Board on December 17, 1998, and was initially approved by the original shareholder of the Funds on March 1, 1995.

        Pursuant to the Present Management Agreement, the Adviser makes investment strategy decisions for the Funds, manages the investment and reinvestment of all the Funds' assets, places purchase and sale orders on behalf of the Funds, and provides continuous supervision of each Fund's investment portfolio. Under the Present Management Agreement, the OFFITBANK VIF-High Yield Fund pays the Adviser a management fee of .85% for the first $200,000,000 of average daily net assets, and .75% on any amount thereafter, the OFFITBANK VIF-Emerging Markets Fund pays the Adviser a management fee of .90% of the first $200,000,000 of net assets and .80% on amounts in excess thereof, the OFFITBANK VIF-Total Return Fund pays the Adviser a management fee of 1.00% of the Fund's average daily net assets, the OFFITBANK VIF-U.S. Government Securities Fund pays the Adviser a management fee of .40% of the Fund's average daily net assets, and the OFFITBANK VIF-U.S. Small Cap Fund pays the Adviser a management fee of 1.00% of the Fund's average daily net assets. For the fiscal year ended December 31, 1998, the OFFITBANK VIF-High Yield Fund paid the Adviser



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an aggregate  management fee of $261,563 (with $59,096 having been waived),  the
OFFITBANK VIF-Emerging Markets Fund paid the Adviser an aggregate management fee of $39,569 (with $31,386 having been waived), the OFFITBANK VIF-Total Return Fund paid the Adviser an aggregate management fee of $3,670, the OFFITBANK VIF-U.S. Government Securities Fund paid the Adviser an aggregate management fee of $22 (with $22 having been waived), and the OFFITBANK VIF-U.S. Small Cap Fund paid the Adviser an aggregate management fee of $9,323 (with $9,323 having been waived). The level of management fees under the Present Management Agreement will remain the same under the New Management Agreement.

        NEW MANAGEMENT AGREEMENT. The terms and conditions of the New Management Agreement are substantially identical in all material respects to those of the Present Management Agreement. A form of the New Management Agreement for the Funds is attached as Exhibit A. If the New Management Agreement is approved by shareholders of the Funds, it will become effective upon the consummation of the Merger. The New Management Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser. The New Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

        The New Management Agreement provides that the Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Company, provided that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under such Agreement, or breach of its obligations thereunder.

        The descriptions set forth in this proxy statement of the New Management Agreement are qualified in their entirety by reference to Exhibit A.

        In the event that shareholders of a Fund do not approve the New Management Agreement with respect to such Fund and the Merger is consummated, the Board of Directors will promptly seek to obtain for such Fund interim advisory services either from the Adviser or from another advisory organization. Thereafter, the Board of Directors would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Merger is not consummated for any reason, the Adviser will continue to serve as the investment adviser of the Funds pursuant to the terms of the Present Management Agreement.




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        INFORMATION   CONCERNING   WACHOVIA.   Wachovia  is  a  North   Carolina
corporation  whose  principal  banking  subsidiary  is Wachovia  Bank,  National
Association.   Wachovia  has  752  branches  and  1,381  ATMs   throughout   the
Southeastern United States. Wachovia also has bank-related subsidiaries engaged in large corporate and institutional relationship management and business development, corporate leasing, remittance processing and discount brokerage services. Based on its consolidated asset size and market capitalization at March 31, 1999, Wachovia was ranked 16th among domestic U.S. bank holding companies in each of these categories. At that date, Wachovia had consolidated assets of $65.3 billion, deposits of $40.3 billion and shareholders' equity of $5.4 billion.

        INFORMATION CONCERNING THE ADVISER. The Adviser is a wholly-owned subsidiary of OFFITBANK Holdings, Inc. The Adviser was formed in 1983 as Offit Associates, a registered investment adviser. In 1990, the Adviser converted to a New York State trust bank. Currently, the Adviser provides wealth management services for individuals, family groups, nonprofit organizations and other institutions. Certain of the employees of the Adviser hold positions with the Funds as directors or officers. Mr. Morris W. Offit is Chairman of the Board of Directors and President of the Funds, Mr. Wallace Mathai-Davis is Secretary and Treasurer of the Funds, and Mr. Vincent M. Rella and Mr. Stephen B. Wells are Assistant Treasurers of the Funds. Mr. Offit is Chairman of the Adviser and Messrs. Mathai-Davis, Rella and Wells are Managing Directors of the Adviser. The address of each executive officer of the Adviser is 520 Madison Avenue, New York, New York 10022.

        Mr. Offit is the only member of the Adviser's board who has an interest in the Merger other than as a shareholder or employee. As part of the Merger, Mr. Offit entered into an employment agreement with Wachovia whereby he would provide services to Wachovia that are consistent with his background and expertise. The employment agreement becomes effective on the effective date of the Merger. In addition, Mr. Offit entered into a non-compete agreement which will restrict Mr. Offit from employment opportunities in similar industries. Mr. Offit has also been invited to join Wachovia's board upon completion of the Merger.

        The Adviser serves as investment adviser to the following affiliated registered investment companies listed below:

        THE OFFITBANK INVESTMENT FUND, INC. (consisting of the following portfolios):

               OFFITBANK High Yield Fund
               OFFITBANK Emerging Markets Fund
               OFFITBANK Latin America Equity Fund
               OFFITBANK New York Municipal Fund
               OFFITBANK California Fund
               OFFITBANK National Municipal Fund
               OFFITBANK U.S. Government Fund
               OFFITBANK Mortgage Securities Fund

        THE OFFITBANK VARIABLE INSURANCE, INC. (consisting of the following portfolios):

               OFFITBANK VIF-High Yield Fund
               OFFITBANK VIF-Emerging Markets Fund
               OFFITBANK VIF-Total Return Fund
               OFFITBANK VIF-U.S. Government Securities Fund
               OFFITBANK VIF-U.S. Small Cap Fund

        INFORMATION CONCERNING OFFITBANK HOLDINGS, INC. OFFITBANK Holdings, Inc., a privately held holding company headquartered in New York City, is the parent company and sole shareholder of the Adviser. OFFITBANK Holdings, Inc. became the parent holding company of the Adviser due to the Adviser's reorganization that was effected on January 1, 1999. Pursuant to an exchange agreement among OFFITBANK Holdings, Inc. and the then shareholders of the Adviser, OFFITBANK Holdings, Inc. exchanged its shares for all of the Adviser's shares. Consequently, all shareholders of the Adviser became shareholders of OFFITBANK Holdings, Inc. and the Adviser became a wholly-owned subsidiary of OFFITBANK Holdings, Inc.

        EVALUATION BY THE BOARD OF DIRECTORS. On June 23, 1999, the Board of Directors, including each of the Independent Directors, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Management Agreement. Prior to such approval, the Independent Directors met separately with their counsel, which did not represent Wachovia, for the purpose of assisting them in reaching a determination with respect to the New Management Agreement.

        In considering approval of the New Management Agreement, the Board of Directors carefully evaluated information they deemed necessary to enable them to determine whether the New Management Agreement will be in the best interests of each Fund and its shareholders. In making this recommendation, the Directors evaluated the experience of the Adviser's key personnel in investing, the quality of services the Adviser is expected to provide to the Funds and the compensation proposed to be paid to the Adviser. The Directors have given careful consideration to all factors deemed to be relevant to the Company, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Funds as compared to similar mutual funds; (3) the nature and quality of the services expected to be rendered to the Company by the Adviser; (4) the distinct investment objective and policies of each Fund; (5) that the compensation payable to the Adviser under the New Management Agreement will be at the same rate as the compensation now payable to the Adviser under the Present Management Agreement; (6) that the terms of the New Management Agreement are substantially identical in all material respects as the terms of the Present Management Agreement except for different effective and termination dates; (7) the history, reputation, qualification and background of the Adviser and Wachovia and their respective financial conditions, as well as the qualifications of their personnel; and (8) the substantial benefits expected to be realized as a result of the Adviser's ownership by Wachovia, such as the potential for increasing Fund assets and the opportunity to gain access to Wachovia's managerial and technological resources.

        In making the determination to recommend approval of the New Management Agreement to shareholders of the Company, the Board of Directors gave substantial weight to the Adviser's representations that (i) the Merger should benefit the Adviser and the Funds by preserving the Adviser's independent management structure and portfolio management style, while providing stability from a strengthening balance sheet, more attractive financial incentives to the Adviser's employees and increased resources for the Adviser's operations; (ii) the Merger will not materially affect the advisory operations of the Adviser or the level or quality of advisory services provided to the Funds; (iii) the same personnel of the Adviser who currently provide services to the Company are expected to continue to do so after the Merger; (iv) the Company will not be subject to any unfair burden as a result of the Merger; (v) access to Wachovia's broad managerial, financial and technological resources should allow the Adviser to increase the range and quality of services provided to the Company; and (vi) the Merger could potentially result in an increase in assets of the Funds, thereby possibly reducing the effective rate of the Adviser's fees and other expenses of the Funds. In considering approval of the New Management Agreement, the Board of Directors reviewed the most recent audited financial statements of the Adviser and of Wachovia. The Board of Directors believes that the Merger should benefit the Adviser and the Funds and that the Funds should receive investment advisory services under the New Management Agreement equal or superior to those currently received under the Present Management Agreement, at the same fee levels. The Board of Directors therefore unanimously recommends approval of the New Management Agreement by shareholders of each Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NEW MANAGEMENT AGREEMENT.

                                 PROPOSAL NO. 2
                            ELECTION OF BOARD MEMBER

        The Board of Directors is currently comprised of four persons, three of whom have been elected by shareholders. You are being asked to ratify the appointment of the Director that has not been elected by shareholders so that the entire Board will be comprised of Directors who have been elected by shareholders.

        At a meeting of the Board of Directors held June 23, 1999, the Independent Directors of the Board (those Directors that are not "interested persons" of the Adviser or the Fund) recommended the nomination of Mr. Stephen Peck to serve as an Independent Director of the Company. The full Board approved the nomination and Mr. Peck is currently serving as a Director of the Company. The nomination of Mr. Peck was necessary to satisfy (i) certain conditions to closing of the Merger and (ii) Section 15(f) of the 1940 Act (discussed above) whereby, for a period of three years following the Merger, at least 75% of the Company's Board of Directors must generally be comprised of persons who were elected by shareholders and are not "interested persons" of the investment adviser or predecessor investment adviser.

        It is the intention of the persons named in the accompanying form of proxy to vote "FOR" the election of Mr. Peck, who has consented to being named in this Proxy Statement and has agreed to serve if elected. The Independent Directors reserve the right to substitute another person or persons of their choice if Mr. Peck is unable to serve as a director for any reason.

        The Board has designated an audit committee to provide advice with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically. For the fiscal year ended December 31, 1998, the Audit Committee met two times. The Board met five times during the fiscal year ended December 31, 1998.

                         INFORMATION REGARDING NOMINEE'S
                   PRINCIPAL OCCUPATION AND OTHER INFORMATION

                                                                                   Amount of
                                                                                   Beneficial
Name and Principal Occupation                                                      Ownership
During the Past Five Years and                                                  of Shares of the
Directorships of Public Companies                                   Age              Funds
---------------------------------                                   ---         ----------------

Stephen M. Peck: Investment Officer, Gildner Gagnon,                64                N/A
Howe & Co. LLC (1989-Present); Director,
Harnischfeger, Inc. and Fresenious Medical Care.

                    CURRENT DIRECTORS AND EXECUTIVE OFFICERS

                                 Position(s) Held          Principal Occupation(s)
Name and Age                     With the Fund             Past 5 Years
------------                     ---------------           -----------------------

Morris w. Offit*                 Chairman of the           President and Director,
Age:  62 Years                   Board, President,         OFFITBANK (investment
                                 and Director              adviser) (1983 - present);
                                                           one additional Chairman
                                                           of the Board, President
                                                           and Director position
                                                           with  the   OFFITBANK
                                                           Fund Complex.

Edward J. Landau                 Director                  Of Counsel, Wolf, Block
Age:  71 years                                             Schorr and Solis-Cohen, LLP
                                                           (2/1/98-present); Member,
                                                           Lowenthal, Landau, Fischer
                                                           & Bring, P.C. (1960-1/31/98);
                                                           Director, Revlon Group  Inc.,
                                                           Revlon Consumer Products
                                                           Inc.; Pittsburgh Annealing
                                                           Box and Clad Metals Inc.;
                                                           one additional Director
                                                           position with the
                                                           OFFITBANK Fund Complex.

The Very Reverend                Director                  President, Interfaith Center
James Parks Morton                                         of New York (1/1/98 - present);
Age:  74 Years                                             formerly Dean of Cathedral of
                                                           St. John the Divine (1972 -
                                                           1996); one additional Director
                                                           position with the OFFITBANK
                                                           Fund Complex.

Mr. Wallace Mathai-Davis         Secretary and             Managing Director, OFFITBANK
Age:  55 Years                   Treasurer                 Treasurer  (Investment adviser)
                                                           (1986 - present); one additional
                                                           Officer position with the
                                                           OFFITBANK Fund Complex.

* "Interested person" of the Fund as defined in the 1940 Act.


        The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended and reimburses such Director for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meeting.

                              DIRECTOR COMPENSATION

(The following table shows the compensation paid by the Company to the Directors for 1998)

                                                                                             Total
                                                    Pension or                           Compensation
                                                    Retirement                          from Registrant
                                   Aggregate         Benefits           Estimated          and Fund
                                 Compensation         Accrued            Annual            Complex*
                                   From the       as Part of Full     Benefits Upon         Paid to
Name of Director                  Registrant         Expenses          Retirement          Directors
----------------                  ----------         --------          ----------          ---------

Morris W. Offit                       $0                $0                 $0                 $0

Edward J. Landau                   $4,250.00            $0                 $0             $23,000.00

The Very Reverend
James Parks Morton                 $4,250.00            $0                 $0             $23,000.00


* For this purpose, the "Fund Complex" consists of the Company and The OFFITBANK Investment Fund, Inc., which constitute all of the regulated investment companies advised by the Adviser.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
NOMINEE FOR THE BOARD.

                                   PROPOSAL 3

                       APPROVAL OF SUB-ADVISORY AGREEMENT
                    (OFFITBANK VIF-U.S. Small Cap Fund Only)

        INTRODUCTION. The Company, on behalf of the OFFITBANK VIF-U.S. Small Cap Fund (the "Small Cap Fund") has entered into an Investment Management Agreement, the Present Management Agreement, with OFFITBANK, under which the OFFITBANK provides investment advice and in general conducts the management and investment program of the Small Cap Fund under the supervision and control of the Directors of the Company. The Company and OFFITBANK have also entered into an Investment Management Agreement (the "Current Sub-Advisory Agreement") with Rockefeller & Co., Inc. ("Rockefeller & Co.") under which Rockefeller & Co. provides the Small Cap Fund with investment advice and management of the Fund's investment program.

        Rockefeller & Co. is a registered investment adviser located at 30 Rockefeller Plaza, New York, New York 10112. Its principal executive officers are Mr. William L. Asmundson, President and Chief Executive Officer, Mr. John T. Leyden, Vice President-Finance and Treasurer, Mr. Colin Moore, Chief Investment Officer, and Mr. David A. Strawbridge, Secretary and General Counsel.

        The  Current   Sub-Advisory   Agreement   provides  for  its   automatic
termination in the event of the assignment of the investment management agreement between OFFITBANK and the

Company.  As  discussed  above  under  Proposal 1, the Merger of  OFFITBANK  and
Wachovia will cause the "assignment" and resulting termination of the Present Management Agreement between the Company and OFFITBANK. Accordingly, the Current Sub-Advisory Agreement will also terminate upon the consummation of the Merger. The Board of Directors recommends that a new Investment Management Agreement (the "New Sub-Advisory Agreement") between the Company, OFFITBANK and Rockefeller & Co., on behalf of the Small Cap Fund, be approved by shareholders of the Small Cap Fund.

        CURRENT SUB-ADVISORY AGREEMENT. Rockefeller & Co. currently provides investment advisory services to the Small Cap Fund pursuant to an Investment Management Agreement dated September 3, 1996 with respect to the Small Cap Fund. The Current Sub-Advisory Agreement was last approved by the Board on December 17, 1998.

        Pursuant to the Current Sub-Advisory Agreement, Rockefeller & Co. makes investment strategy decisions for the Small Cap Fund, manages the investment and reinvestment of all the Small Cap Funds' assets, places purchase and sale orders on behalf of the Small Cap Fund, and provides continuous supervision of such Fund's investment portfolio. Under the Current Sub-Advisory Agreement, OFFITBANK (and not the Fund) pays Rockefeller & Co. a management fee of 1.00% of the Fund's average daily net assets. For the fiscal year ended December 31, 1998, the Small Cap Fund accrued an aggregate management fee of $9,323, all of which was waived by OFFITBANK (and Rockefeller & Co.). The level of management fees under the Current Sub-Advisory Agreement will remain the same under the New Sub-Advisory Agreement.

        NEW SUB-ADVISORY AGREEMENT. The terms and conditions of the New Sub-Advisory Agreement are substantially identical in all material respects to those of the Current Sub-Advisory Agreement. A form of the New Sub-Advisory Agreement for the Small Cap Fund is attached as Exhibit B. If the New Sub-Advisory Agreement is approved by shareholders of the Small Cap Fund, it will become effective upon the consummation of the Merger. The New Sub-Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of a majority of the outstanding voting securities of the Small Cap Fund, or by Rockefeller & Co. The New Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined by the 1940 Act and the rules thereunder) or the assignment of the Company's agreement with OFFITBANK.

        The New Sub-Advisory Agreement provides that Rockefeller & Co. shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Company, provided that such acts or omissions shall not have resulted from the Rockefeller & Co.'s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Rockefeller & Co. in its actions under such Agreement, or breach of its obligations thereunder.

        The   descriptions  set  forth  in  this  proxy  statement  of  the  New
Sub-Advisory  Agreement are qualified in their  entirety by reference to Exhibit
B.

        In the event that shareholders of the Small Cap Fund do not approve the New Sub-Advisory Agreement with respect to the Fund and the Merger is consummated, the Board of Directors will promptly seek to obtain for such Fund interim advisory services either from the Adviser, Rockefeller & Co., or from another advisory organization. Thereafter, the Board of Directors would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Merger is not consummated for any reason, Rockefeller & Co. will continue to serve the Fund pursuant to the terms of the Current Sub-Advisory Agreement.

        BOARD CONSIDERATIONS. In considering whether to recommend that the New Sub-Advisory Agreement be approved by shareholders, the Board of Directors considered the nature and quality of services provided by Rockefeller & Co. to date and the excellent work relationship it enjoys with the OFFITBANK. The Board also requested and evaluated such other information from Rockefeller & Co. which the Board deemed to be relevant.

        The Board also considered that the new arrangement does not require any change in Rockefeller & Co.'s investment management or operation of the Small Cap Fund, the investment personnel managing the Small Cap Fund, the other business activities of the Small Cap Fund, or the investment objective of the Fund. The Board noted that the fees would remain the same and that the New Sub-Advisory Agreement would be materially the same as the Current Sub-Advisory Agreement. The Board also considered various alternatives, including internalization of management, having OFFITBANK more fully assume the sub-advisory function or retaining another sub-adviser.

        Based on these considerations the Board, including a majority of the Independent Directors, unanimously approved the New Sub-Advisory Agreement at the meeting held on June 23, 1999.

        INFORMATION CONCERNING ROCKEFELLER & CO. Rockefeller & Co. is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Its earliest predecessor was established in the 19th century for the benefit of John D. Rockefeller and his family. Today, Rockefeller & Co. is a private investment advisory and management firm that serves the needs of the Rockefeller family and those of a small number of other persons and institutions. As of December 31, 1998, Rockefeller & Co. managed approximately $4.4 billion in assets. Rockefeller & Co., with offices at 30 Rockefeller Plaza, New York, New York 10112, is a wholly-owned subsidiary of Rockefeller Financial Services, Inc., all of the voting shares of which are owned by the Rockefeller Family Trust. The Rockefeller Family Trust was established in 1979, primarily for the benefit of the grandchildren of John D. Rockefeller, Jr. and their descendants. The grantors of the trust property are the senior members of the Rockefeller

Family. In 1980, Rockefeller & Co. was registered as an investment adviser and commenced providing management services to non-Rockefeller Family clients.

            INFORMATION CONCERNING THE ADVISER. See Proposal 1 above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

        As of the record date, June 24, 1999, the name, address and share ownership of each person who owned of record 5% of more of the outstanding shares of the Company (or any Fund) are listed in the following table:


====================================================================================================================================
                              5% Beneficial Owners
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Amount of
                                                          Name and Address of                  Beneficial              Percent
            Fund                                           Beneficial Owner                     Ownership              of Fund
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-High Yield Fund                         Select Reserve Variable                3,145,429.576              64.63
                                                      Annuities c/o American
                                                      General Life Insurance
                                                      Company
                                                      P.O. Box 1591
                                                      Houston, TX 77521-1591
------------------------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-High Yield Fund                         Security Equity Life                   1,680,712.521              34.53
                                                      Insurance Co.
                                                      84 Business Park Drive
                                                      Armonk, NY 10504-1711
------------------------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-Emerging Markets Fund                   Select Reserve Variable                  654,552.805              84.24
                                                      Annuities c/o American
                                                      General Life Insurance
                                                      Company
                                                      P.O. Box 1591
                                                      Houston, TX 77521-1591
------------------------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-Emerging Markets Fund                   Security Equity Life                      118,445.02              15.24
                                                      Insurance Co.
                                                      84 Business Park Drive
                                                      Armonk, NY 10504-1711
------------------------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-U.S. Small Cap Fund                     Security Equity Life                      106,918.44              96.53
                                                      Insurance Co.
                                                      84 Business Park Drive
                                                      Armonk, NY 10504-1711
------------------------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-U.S. Government                         Select Reserve Variable                   999,141.97              60.08
Securities                                            Annuities c/o American
                                                      General Life Insurance
                                                      Company
                                                      P.O. Box 1591
                                                      Houston, TX 77521-1591
------------------------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-U.S. Government                         Security Equity Life                      654,059.73              39.33
Securities                                            Insurance Co.
                                                      84 Business Park Drive
                                                      Armonk, NY 10504-1711
------------------------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-Total Return Fund                       Select Reserve Variable                  117,093.226              95.99
                                                      Annuities c/o American
                                                      General Life Insurance
                                                      Company
                                                      P.O. Box 1591
                                                      Houston, TX 77521-1591
====================================================================================================================================




            ADMINISTRATOR, FUND ACCOUNTING AGENT, AND TRANSFER AGENT

        PFPC, Inc., which has its principal place of business at 400 Bellevue Parkway, Wilmington, DE 19809, is the administrator, fund accounting agent, and transfer agent for the Funds.


                                  OTHER MATTERS

        The Board does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

        The Company's annual report for the fiscal year ended December 31, 1998 is available at no charge by writing to the Company at P.O. Box 8701,
Wilmington,   Delaware   19899,   or  by  calling  the  Company   toll-free   at
1-800-618-9510.

                              SHAREHOLDER PROPOSALS

        The Company is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Company's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                              By Order of the Board of the
                              THE OFFITBANK VARIABLE INSURANCE FUND, INC.


                              Mr. Wallace Mathai-Davis
                              Secretary

Dated: June 30, 1999

SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                    EXHIBIT A

                       [FORM OF NEW MANAGEMENT AGREEMENT]

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                       AND
                                    OFFITBANK


        AGREEMENT made this ( ) day of ( ), 1999, by and between The OFFITBANK Variable Insurance Fund, Inc., a Maryland Corporation which may issue one or more series of shares (hereinafter the "Company"), and OFFITBANK, a New York chartered trust company (hereinafter the "Adviser").

        1. STRUCTURE OF AGREEMENT. The Company is entering into this Agreement on behalf of the Company's series listed on Schedule A attached hereto (individually, a "Fund" and collectively, the "Funds") severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No individual Fund shall have any responsibility for any obligation with respect to any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing,

               (a) any breach of any term of this Agreement regarding the Company with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

               (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

               (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Company and the particular Fund to which such relationship and consideration applies.

        2. DELIVERY OF DOCUMENTS. The Company has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements thereto, if any:

               (a)    The Company's Articles of Incorporation (the "Articles");

               (b)    The By-Laws of the Company;

               (c) Resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement;

               (d) The Company's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-lA as filed with the Securities and Exchange Commission (the "Commission") on July 20, 1994 and all subsequent amendments thereto relating to the Funds (the "Registration Statement");

               (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission; and

               (f) Prospectuses and Statements of Additional Information of the Funds (collectively, the "Prospectuses").

        3. INVESTMENT ADVISORY SERVICES. The Company hereby appoints the Adviser, and the Adviser hereby undertakes, to act as investment adviser of the Funds and, subject to the supervision of the Company's Board of Directors, to
(a) make investment strategy decisions for the Funds, (b) manage the investing and reinvesting of the Fund's assets, (c) place purchase and sale orders on behalf of the Funds and (d) provide continuous supervision of each Fund's investment portfolio. The Adviser shall, subject to review by the Board of Directors, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

        As manager of the Funds' assets, the Adviser shall make investments for the Funds' account in accordance with the investment objectives and limitations set forth in the Articles, the Prospectuses, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, including Subchapters L and M, relating to variable contracts and regulated investment companies, respectively, applicable banking laws and regulations, and policy decisions adopted by the Company's Board of Directors from time to time. The Adviser shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Funds' accounts and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making such investments.

        The Adviser is authorized on behalf of the Company, from time to time when deemed to be in the best interests of the Company and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Company, which broker may be an affiliate of the Adviser, provided that the best competitive execution price is obtained at the time of the trade execution.

        It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser") and that any such Sub-Adviser shall have all the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Company for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Directors of the Company and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Company's Board of Directors regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

        4.     EXPENSES.

               (a) The Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser pursuant to this Agreement.

               (b) Except as provided in subparagraph (a), the Company shall be responsible for all of the Funds' expenses and liabilities, including, but not limited to, taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

        5. COMPENSATION. In consideration of the services to be rendered by the Adviser under this Agreement, the Company shall pay the Adviser monthly fees on the first Business Day (as defined in the Prospectuses) of each month based upon the average daily net assets of each Fund during the preceding month (as determined on the days and at the time set forth in the Prospectuses for determining net asset value per share) at the annual rate set forth opposite the Fund's name on Schedule A attached hereto. If the fees payable to the Adviser pursuant to this paragraph begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Funds' net assets shall be computed in the manner specified in the Prospectuses and the Articles for the computation of the value of the Funds' net assets in connection with the determination of the net asset value of shares of the Funds' capital stock.

        In consideration of the Adviser's undertaking to render the services described in this Agreement, the Company agrees that the Adviser shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

        6. NON-EXCLUSIVE SERVICES. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, including any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

        7. EFFECTIVE DATE; MODIFICATIONS; TERMINATION. This Agreement shall become effective on the date hereof, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

               (a)    Subject to prior  termination as provided in sub-paragraph
                      (d) of this paragraph, this Agreement shall continue in force until _________________ and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Directors of the Company or by vote of a majority of the outstanding voting securities of each Fund.

               (b) This Agreement may be modified by mutual consent, such consent on the part of the Company to be authorized by vote of a majority of the outstanding voting securities of each Fund. (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

               (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or by action of its authorized officers or, with respect to a Fund, by vote of a majority of the outstanding voting securities of that Fund. This Agreement may remain in effect with respect to a Fund even if it has been terminated in accordance with this paragraph with respect to the other

                      Funds. This Agreement shall terminate automatically in the event of its assignment.

        8. USE OF NAME. Upon expiration or earlier termination of this Agreement, the Company shall, if reference to "OFFITBANK", is made in the corporate name of the Company or in the names of the Funds and if the Adviser requests in writing, as promptly as practicable change its corporate name and the names of the Funds so as to eliminate all reference to "OFFITBANK", and thereafter the Company and the Funds shall cease transacting business in any corporate name using the words "OFFITBANK" or any other reference to the Adviser or "OFFITBANK". The foregoing rights of the Adviser and obligations of the Company shall not deprive the Adviser, or any affiliate thereof which has "OFFITBANK" in its name, of, but shall be in addition to, any other rights or remedies to which the Adviser and any such affiliate may be entitled in law or equity by reason of any breach of this Agreement by the Company, and the failure or omission of the Adviser to request a change of the Company's or a Fund's name or a cessation of the use of the name of "OFFITBANK" as described in this paragraph shall not under any circumstances be deemed a waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach.

        9. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Maryland.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

THE OFFITBANK VARIABLE INSURANCE FUND, INC.          OFFITBANK

By:___________________________                       By:_______________________

                                   SCHEDULE A


OFFITBANK VIF FUND:                     FEE:

HIGH YIELD FUND                         .85% (first $200 million of net assets)
                                        .75% (thereafter)

EMERGING MARKETS FUND                   .90% (first $200 million of net assets)
                                        .80% (thereafter)

TOTAL RETURN FUND                       .80%

U.S. GOVERNMENT SECURITIES FUND         .35%

U.S. SMALL CAP FUND                     1.00%

                                    EXHIBIT B

                       [FORM OF NEW MANAGEMENT AGREEMENT]

                         INVESTMENT MANAGEMENT AGREEMENT
                                     between
                                   OFFITBANK,
                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                       and
                             ROCKEFELLER & CO., INC.

        AGREEMENT made as of the ( ) day of ( ) 1999, by and between OFFITBANK, a New York State chartered trust company (the "Adviser"), Rockefeller & Co., Inc., a New York corporation and a wholly-owned subsidiary of Rockefeller Financial Services, Inc. (the "Sub-Adviser") and The OFFITBANK Variable
Insurance Fund, Inc. a Maryland corporation (the "Company"), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

        WHEREAS, the Adviser provides investment advisory services to the VIF-U.S. Small Cap Fund series of the Company which serves as the underlying investment for certain variable annuity contracts issued by insurance company separate accounts, pursuant to an Investment Advisory Agreement dated as of ________, 1999 (the "Advisory Agreement"); and

        WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

        WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment sub-advisory services in connection with the VIF-U.S. Small Cap Fund series of the Company (the "Fund"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

        2. Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

               (a)    the Company's Articles of Incorporation;

               (b)    the By-Laws of the Company;

               (c) resolutions of the Board of Directors of the Company authorizing the execution and delivery of the Advisory Agreement and this Agreement;

               (d) the most recent Post-Effective Amendment to the Company's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

               (e) Notification of Registration of the Company under the 1940 Act on Form N- 8A as filed with the Commission; and

               (f)    the  currently  effective   Prospectus  and  Statement  of
                      Additional Information of the Fund.

        3. Investment Advisory Services. The Sub-Adviser hereby undertakes to act as investment sub-adviser to the Fund and, subject to the supervision of the Company's Board of Directors and the Adviser, to (a) make investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets, (c) place purchase and sale orders on behalf of the Fund and (d) provide continuous supervision of the Fund's investment portfolio. The Sub-Adviser shall, subject to review by the Board of Directors and the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

        As manager of the Fund's assets, the Sub-Adviser shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Prospectus, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), including Subchapters L and M, relating to variable contracts and regulated investment companies, respectively, and policy decisions adopted by the Company's Board of Directors and the Adviser from time to time. The Sub-Adviser shall advise the Company's officers, Board of Directors and the Adviser, at such times as the Company's Board of Directors or Adviser may specify, of investments made for the Fund's account and shall, when requested by the Company's officers, Board of Directors or Adviser, supply the reasons for making such investments.

        The Sub-Adviser is authorized on behalf of the Company, from time to time when deemed to be in the best interests of the Company and to the extent permitted by applicable law, to purchase and/or sell securities in which the Adviser, Sub-Adviser or any respective affiliates thereof underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Sub-Adviser is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Company, which broker may be an affiliate of the Sub-Adviser or Adviser, provided that the best competitive execution price is obtained at the time of the trade execution.

        Pursuant to applicable law, the Sub-Adviser shall keep the Fund's books and records required to be maintained by, or on behalf of, the Fund with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

        4.     Representations and Warranties.

               (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

                      (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                      (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Advisers Act. The Sub-Adviser shall maintain such registration in effect at all times during the term of this Agreement.

                      (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub-Adviser's obligations hereunder.

               (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

                      (i) The Adviser is a trust company duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                      (ii) The Company has been duly organized as a corporation under the laws of the State of Maryland.

                      (iii) The Company is registered as an investment company with the Commission under the 1940 Act, and shares of the Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

        5. Expenses. (a) The Sub-Adviser shall, at its expense, provide the Fund with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Sub-Adviser pursuant to this Agreement.

               (b) Except as provided in subparagraph (a), the Company shall be responsible for all of the Fund's expenses and liabilities, including, but not limited to, taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser, Sub-Adviser or any of their respective affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

        6. Compensation. In consideration of the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay the Sub-Adviser (or cause to be paid by the Company directly to the Sub-Adviser) monthly fees on the first Business Day (as defined in the Prospectus) of each month based upon the average daily net assets of the Fund during the preceding month (as determined on the days and at the time set forth in the Prospectus for determining net asset value per share) at the annual rate of 1.00%. If the fees payable to the Sub-Adviser pursuant to this paragraph begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Prospectus and the Articles for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of shares of the Fund's capital stock.

        If the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to the Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reimburse the Fund for such excess. The Sub-Adviser's reimbursement obligation will be limited to the amount of fees it received under this Agreement during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this Agreement shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any payments required to be made by this paragraph shall be made once a year promptly after the end of the Company's fiscal year.

        7.     Standard of Care.

        The Sub-Adviser shall exercise its best judgment in rendering the services described in this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company or the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund, the Company or its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct").

        The Adviser will indemnify the Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, relating to the Fund, arising out of or resulting from any action or inaction on the part of the Adviser which constitutes a breach of a covenant or representation contained in this

Agreement or the Advisory Agreement and not resulting from disabling conduct by the Sub-Adviser.

        The Sub-Adviser will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, relating to the Fund, arising out of or resulting from any action or inaction on the part of the Sub-Adviser which constitutes a breach of a covenant or representation contained in this Agreement and not resulting from disabling conduct by the Adviser.

        No party shall be liable under this indemnification provision unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability it may have to the indemnified party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the indemnifying party to such named party of the indemnifying party's election to assume the defense thereof, the indemnified party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to such named party under this indemnification provision for any legal or other expenses subsequently incurred by such named party independently in connection with the defense thereof other than reasonable costs of investigation.

        8. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof provided that it shall have been approved by a majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval (the "Effective Date").

               (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph, this Agreement shall continue in force for two years from the Effective Date and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund.

               (b) This Agreement may be modified by mutual consent, such consent on the part of the Company to be authorized by vote of a majority of the outstanding voting securities of the Fund.

               (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Directors of the Company who are not parties to this

Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

               (d) Either the Company, or the Sub-Adviser or the Fund may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without payment of any penalty, by action of its Board of Directors or by action of its authorized officers or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment or in the event of an assignment or termination of the Advisory Agreement.

        9. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

        10. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company, from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        11. Structure of Agreement. The Adviser and Sub-Adviser hereby recognize that the Fund is a separate series portfolio of the Company. The Adviser and Sub-Adviser are entering into this Agreement with regard to the Fund severally and not jointly with respect to other series portfolios of the Company. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with the Fund severally and not jointly and not jointly with respect to other series portfolios of the Company. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser or Sub-Adviser and any other series portfolio, or (ii) the relationships among the respective series portfolios.

        12. Governing Law. This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

        13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

        14. Notices. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 520 Madison Avenue, New York, New York 10022-4213 or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 30 Rockefeller Plaza, New York, New York 10112 or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.


OFFITBANK                                   ROCKEFELLER & CO., INC.


By:                                         By:
Name:                                       Name:
Title:                                      Title:



THE OFFITBANK VARIABLE INSURANCE
FUND, INC.



By:
Name:
Title:

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                          OFFITBANK VIF-HIGH YIELD FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK VIF-HIGH YIELD FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK VARIABLE INSURANCE FUND, INC.


------------Detach card at perforation and mail in postage paid envelope provided----------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Variable Insurance Fund, Inc. and OFFITBANK.


          FOR                        AGAINST                    ABSTAIN
          |_|                          |_|                        |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Variable Insurance Fund, Inc. The nominee is: Mr. Stephen M. Peck.


            FOR NOMINEE                                WITHHOLD
                |_|                                      |_|

---------------Detach card at perforation and mail in postage paid envelope provided----------------


                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                          OFFITBANK VIF-HIGH YIELD FUND
                                      PROXY

  This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                       OFFITBANK VIF-EMERGING MARKETS FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK VIF-EMERGING MARKETS FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK VARIABLE INSURANCE FUND, INC.


---------------Detach card at perforation and mail in postage paid envelope provided-----------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Variable Insurance Fund, Inc. and OFFITBANK.


          FOR                      AGAINST                     ABSTAIN
          |_|                        |_|                         |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Variable Insurance Fund, Inc. The nominee is: Mr. Stephen M. Peck.


               FOR NOMINEE                                 WITHHOLD
                   |_|                                       |_|

---------------Detach card at perforation and mail in postage paid envelope provided----------------


                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                       OFFITBANK VIF-EMERGING MARKETS FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                         OFFITBANK VIF-TOTAL RETURN FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK VIF-TOTAL RETURN FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK VARIABLE INSURANCE FUND, INC.


---------------Detach card at perforation and mail in postage paid envelope provided-----------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Variable Insurance Fund, Inc. and OFFITBANK.


           FOR                     AGAINST                 ABSTAIN
           |_|                       |_|                     |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Variable Insurance Fund, Inc. The nominee is: Mr. Stephen M. Peck.


              FOR NOMINEE                                WITHHOLD
                  |_|                                      |_|

--------------Detach card at perforation and mail in postage paid envelope provided--------------


                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                         OFFITBANK VIF-TOTAL RETURN FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                       OFFITBANK VIF-U.S. GOVERNMENT FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK VIF-U.S. GOVERNMENT FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT
M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK VARIABLE INSURANCE FUND, INC.


------------Detach card at perforation and mail in postage paid envelope provided----------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Variable Insurance Fund, Inc. and OFFITBANK.


          FOR                      AGAINST                  ABSTAIN
          |_|                        |_|                      |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Variable Insurance Fund, Inc. The nominee is: Mr. Stephen M. Peck.


              FOR NOMINEE                                WITHHOLD
                  |_|                                      |_|

--------------Detach card at perforation and mail in postage paid envelope provided---------------


                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                       OFFITBANK VIF-U.S. GOVERNMENT FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                        OFFITBANK VIF-U.S. SMALL CAP FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK VIF-U.S. SMALL CAP FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT
M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK VARIABLE INSURANCE FUND, INC.


--------------Detach card at perforation and mail in postage paid envelope provided---------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Variable Insurance Fund, Inc. and OFFITBANK.


          FOR                     AGAINST                     ABSTAIN
          |_|                       |_|                         |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Variable Insurance Fund, Inc. The nominee is: Mr. Stephen M. Peck.


               FOR NOMINEE                               WITHHOLD
                   |_|                                      |_|



3. Approval of the proposed Sub-Advisory Agreement between The OFFITBANK Variable Insurance Fund, Inc. and Rockefeller & Co. Inc.


            FOR                       AGAINST                    ABSTAIN
            |_|                         |_|                        |_|

----------------Detach card at perforation and mail in postage paid envelope provided----------------


                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                        OFFITBANK VIF-U.S. SMALL CAP FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposals 1 and 3 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999